COMPOSITE TECHNOLOGY CORPORATION

# Annual Shareholder Meeting
## March 6, 2007
## Irvine, California, U.S.A.


DEWIND

Next Generation Turbines



Energy Efficient Conductors

This presentation contains forward-looking statements, as defined in the Securities Reform Act of 1995 (the "Reform Act"). The safe harbor for forward-looking statements provided to companies by the Reform Act does not apply to our Company. This presentation contains projections, predictions, estimates and other forward-looking information covering such topics as revenue and cash flow expectations, successful and timely development and market acceptance of products. These forward-looking statements are projections and predictions only and rely on assumptions about future events based on current expectations, planned business development efforts, near and long-term objectives, potential new business, strategies, organizational changes, changing markets, marketing efforts, future business performance and outlook. Although management believes that such assumptions are reasonable as of the date hereof, no assurances can be given, however, regarding the attainability of such statements or the reliability of the assumptions on which they are based. Actual events or results may differ materially from those made in any forward-looking statements due to a number of risks and uncertainties, including, without limitation, competition with larger companies, development of and demand for a new technology, our ability to convert quotations and framework agreements into firm orders, cash flow, securing sufficient quantities of essential raw materials, timely delivery by suppliers, ability to produce the turbines and acquire its components, ability to maintain quality control, collection-related and currency risks from international transactions, the successful outcome of joint venture and other negotiations, and our ability to manage growth. Please refer to the Company's most recent annual report and other recent filings with the Securities and Exchange Commission, which contain and identify additional information covering factors that could cause the results to differ materially from those contained in our projections or forward-looking statements including those that are found in the Company's Annual Report filed with the SEC on Form 10-K for fiscal year ended September 30, 2006 and subsequent Quarterly Reports on Form 10-Q and subsequent Current Reports filed on Form 8-K that will be included with or prior to the filing of the Company's next Quarterly or Annual Report.

# Corporate Structure


Composite Technology Corporation
2026 McGaw Ave., Irvine CA 92614 USA
OTC BB: CPTC
~179 Million Shares Outstanding
~112 Million Shares in Float
Conductor Products
Wind Turbine Products
CTC Cable Corporation
R&D, ACCC Core & Hardware Production, Conductor Sales and Licensing of Conductor Stranding
DeWind Inc.
North American Sales Assembly of 2 MW D8 & D8.2, and 1.25 MW D6
DeWind Ltd.
Turbine R&D Operations European Sales

COMPOSITE TECHNOLOGY CORPORATION

# Introduction

- 2006 was a year of strategy execution
- Management and the CTC team conceived and executed strategies to:
  - Strengthen company balance sheet
  - Broaden company product offerings
  - Raise awareness and improve image of company and its products
  - Expand manufacturing capacities and supply chain
  - Establish long term sales agreements with significant revenue potential
  - Create identity as progressive supplier of efficient high technology products in the energy sector
  - Set the company on a course for increased revenue and profit growth
- We believe the execution of these strategies has raised the underlying value of the corporation

COMPOSITE TECHNOLOGY CORPORATION

# Business update

***CTC Now – March, 2007***

- $22.8 million cash raised in February, 2007
- Transition from single product line to multiple products serving the energy sector
- Commercial position strengthened through additional patent issuances

**CTC Cable**

- $11.5 million conductor revenue backlog
- $30 – 40 million minimum annual purchase commitment - China
- ISO 9001:2000 certification of Irvine facility
- Increased core production capacity
- Multiple stranding partners on three continents

**DeWind**

- Acquired in mid-2006
- $24 million in turbine sales orders since acquisition
- Current turbine order backlog of $30 million
- D8.2 certification testing successfully completed
- TECO Westinghouse agreement establishes a volume manufacturing operation

***Then – March, 2006:***

- $1.5 million cable revenue backlog
- Minimal cash reserves

COMPOSITE TECHNOLOGY CORPORATION

# Finance

- Capital Structure, March 1, 2007:
  - $29 million Debt, $6 million due August, 2007
  - 178 million Shares outstanding, 244 million fully diluted

- Recent raise of $22.8 million Convertible Debt:
  - Raised cash necessary for cable business expansion
  - Provides balance sheet needed for turbine orders

- Cash situation:

| | |
|---|---|
| Beginning Cash | $ 1.4M |
| Convertible Debt – February (net) | $21.5M |
| Cable 2007 projected Cash Flow | $ 3.6M |
| Debt Service (Principal & Interest) | ($ 10.3M) |
| Reserves available (prior to turbine receipts) | $16.2M |

COMPOSITE TECHNOLOGY CORPORATION

# Finance (continued)

- Turbine deals designed to be “cash neutral” for 2007:
  - Delivery contracts under negotiation call for a series of cash payments of 70% of turbine contract value received by turbine delivery (2007)
    - 20% paid ~45 days after delivery (2008)
    - 10% 6-12 months after delivery (2008)
- Cash generated by 2007 “legacy” turbine sales and orders in hand expected to cover 2007 wind operating expenses
- 2008 and beyond contracts call for 5% of 2008 deliveries paid in 2007 as hold fees
- Additional 2008 payments required in 2007 to match expected turbine parts spending.

CTC CABLE

# CTC Cable Update

# Revenues

- 460% revenue increase from calendar 2005 to 2006
- Repeat orders from Jiang-su Far East (China), American Electric Power & Pacificorp in 2006
- Minimum order quantities alone represent 600% growth over 2006
- 2007 revenue projection based on
  - $28M China blanket stocking order
  - $7M in US and ROW
  - current $11M backlog
- 2008 revenue projection:
  - 50% increase in China minimum order
  - Traction in Europe and Mid-East
  - U.S. Sales increase



$1.0M
Actual 75 miles
$4.6M
Actual
199 miles
$35.5M
Projected
1,500 miles
$70.2M
Projected
3,500 miles
2005
2006
2007
2008

Based on calendar year

CTC CABLE

# Improving Margins

2006 margins (15%) impacted due to:

- Kingman settlement
- China order in advance of multi-year agreement had high logistics costs and a one time sales discount

- Early 2007 sales of ACCC conductor at 28-30% projected gross margins
- Greater percentage of 2007 and 2008 sales projected to be higher margin ACCC core sales
- Additional cost savings expected under full production and future operational efficiencies

CTC CABLE

# Operating Cash Flows

- CTC Cable projected to be cash flow positive in early-2007 on increased sales
- China contract sales with favorable cash terms: 10% on order, 10% 30 calendar days later, and 80% by Letter of Credit payable on shipment
- Cash contribution accelerates in 2008 due to projected revenue and margin growth



$(8.0)
Actual
$(7.8)
Actual
$3.6
Projected
$21.4
Projected
2005
2006
2007
2008

Based on calendar year


CTC CABLE
Conductor Production
ACCC Composite Core
Irvine, CA Plant
Raw Materials:
Carbon fiber
Glass Fiber
Proprietary Resin Mix
Proprietary Pultrusion Process
Patented and Pending Intellectual Property Protection
Aluminum Stranding
2004
US / Canada
General Cable
2006
Europe
Lamifil
1 Q 2007
Middle East
Midal Cable
3 Q 2007
China
Far East
2008
Other Partners
ACCC Conductor shipped to customer

CTC CABLE

# ISO 9001:2000 Certified



Approval in November 2006 certifies CTC Cable operations to meet the internationally recognized benchmark for world-class manufacturing





INTERTEK ISO 9001:2000

ANAB ACCREDITED

CTC CABLE

# ACCC Core Production

Irvine plant capacity today is 4,600 miles per year with 6 pultrusion machines in production

Immediately expandable to 5,800 miles and to 20,000 miles as needed



75
199
1,547
3,504
2005
2006
2007
2008

Based on calendar year

Production utilization in linear miles

CTC CABLE

# Market Penetration – Geographic Regions







**Booked Sales**

- China
- France
- United Kingdom
- United States

Tremendous International Demand

**Quotations being provided for:**

| | |
|---|---|
| Argentina | Australia |
| Brazil | Baltic Countries |
| Chile | Germany |
| India | Indonesia |
| Korea | Libya |
| Oman | Spain |
| Saudi Arabia | And others….. |

CTC CABLE

# Installation Experience





**Representing over 800 miles of conductor**

1. EPRI (1) – Haslett, TX
2. National Grid (1) – Niagara Falls, NY
3. Austin Energy (1) – Austin, TX
4. APS (1) – Phoenix, AZ
5. City of Holland (1) – Holland, MI
6. Xcel Energy (1) – Denver, CO
7. City of Kingman (1) – Kingman, KS
8. EDF (1) – Renardieres, France
9. Kingman (FEMA) (2) – Kingman, KS
10. PacifiCorp (1) – Salt Lake City, UT
11. WAPA (1) – Phoenix, AZ

2004 - 2005

2006

12. AEP (1) – San Antonio, TX
13. State Grid (1) – Shanghai, China
14. State Grid (2) – Beijing, China
15. Lioaning Electric (1) – Lioyang, China
16. State Grid (3) – Shenhzen, China
17. Fujian Power (1) – Longyan, China
18. Kingman (3) – Kingman, KS
19. State Grid (4) – Wuxi, China
20. Fujian Power (2) – Xaiman, China
21. RTE / EDF (2) – Minerve, France
22. State Grid (5) – North West, China
23. Fujian Power (3) – Nam Ping, China
24. Puzin Power (1) – Puzin, China

2006

2007

25. AEP (2) – Rogers, AR
26. AEP (3) – Rogers, AR
27. KAMO (1) – Springfield, MO
28. AEP (4) – Abelinene, TX*
29. Mohave Electric (1) – Bullhead City, AZ*
30. Fujian Power (4) – Fuzhou, China*
31. Fujian Power (5) – Fujian, China*
32. PacifiCorp (2) – Salt Lake City*
33. Fujian Power (6) – Fujian, China*

* Scheduled for delivery

# Why ACCC Conductor?

The Ideal Conductor is:

- Able to carry more power when compared to other conductors of equal weight, strength and diameter; &
- Will generate less losses or minimize line losses.

  Without:

  - Sagging or creeping lower with time; and
  - Will last forever.

Existing Conductors can do one thing or the other. Either:

## 1. Reduced losses, or:



**AAAC "Upas"**
**713 kcmil**

However AAAC cannot operate at higher temperature to carry more power

## 2. Carry More Power (HTLS)



**ACSR "Hen"**
**477 kcmil**



**GAP**
**523 kcmil**



**ACSS "Hen"**
**477 kcmil**



**Invar reinforced**
**e.g.: 443 kcmil**

However HTLS conductors exhibit increased line losses

Comparison based on similar weight and strength of various conductors

## CTC CABLE — ACCC Conductor Advantages

ACCC conductors are :

- Able to carry more power because they operate at higher temperatures (enabling increased current – HTLS); &
- Reduce line losses significantly, saving operating capital, reducing carbon emissions and saving generation cost.

AND ACCC conductors:

- Exhibit minimal sag and do not creep lower with time; and
- They last as long as other conductors.

ACSR "Hen" 477 kcmil
ACSS "Hen" 477 kcmil
Invar reinforced e.g.: 443 kcmil
GAP 523 kcmil
AAAC "Upas" 713 kcmil

→ For the same weight, ACCC conductors exhibit greater strength and less sag at temperature



ACCC 715 kcmil

Has more conductive material & operates at high temperature

### The reason:

- ACCC conductors have more conductive material /mile;
- ACCC core uses carbon fiber technology to eliminate sag & creep
- ACCC uses fully annealed aluminum for high temperature operation

CTC CABLE

# Performance Comparison

**TARGET AMPACITY = 750 Amps**

| Type | Size (kcmil) | R-ac @ 75ºC Ohms/kft | Temp (ºC) @ target current | Gross Power (MW) | Power Loss (MW) | Net Power (MW) | Cost of Losses over 1 year ($M) | Cost of not using ACCC (1 year, $M) |
|---|---|---|---|---|---|---|---|---|
| ACSR | 477 | 0.0435 | 90 | 299 | 32 | 267 | $28.0 | $10.5 |
| **ACCC/TW** | **713** | **0.0292** | **67** | **299** | **20** | **279** | **$17.5** | **$0.0** |
| ACSS | 477 | 0.0424 | 86 | 299 | 31 | 268 | $27.2 | $9.6 |
| Invar | 443 | 0.0452 | 92 | 299 | 34 | 265 | $29.8 | $12.3 |
| AAAC | 715 | 0.0334 | 71 | 299 | 24 | 275 | $21.0 | $3.5 |
| GAP | 523 | 0.0414 | 84 | 299 | 30 | 269 | $26.3 | $8.8 |

80 mile line at 230 kV w/ 25°C ambient air & 2 ft/s wind speed, 0 ft Elevation, 30 deg Latitude. Financial based on: power loss cost $0.10/kwh;.

**TARGET AMPACITY = 1350 Amps**

| Type | Size (kcmil) | R-ac @ 75ºC Ohms/kft | Temp (ºC) @ target current | Gross Power (MW) | Power Loss (MW) | Net Power (MW) | Cost of Losses over 1 year ($M) | Cost of not using ACCC (1 year, $M) |
|---|---|---|---|---|---|---|---|---|
| ACSR | 477 | 0.0435 | 273 | N/A | | | N/A | N/A |
| **ACCC/TW** | **713** | **0.0292** | **168** | **538** | **88** | **450** | **$77.1** | **$0.0** |
| ACSS | 477 | 0.0424 | 260 | 538 | 159 | 379 | $139.3 | $62.2 |
| Invar | 443 | 0.0452 | 288 | 538 | 177 | 361 | $155.1 | $78.0 |
| AAAC | 715 | 0.0334 | 186 | N/A | | | N/A | N/A |
| GAP | 523 | 0.0414 | 248 | 538 | 149 | 389 | $130.5 | $53.4 |

80 mile line at 230 kV w/ 25°C ambient air & 2 ft/s wind speed, 0 ft Elevation, 30 deg Latitude. Financial based on: power loss cost $0.10/kwh;.

# DeWind Turbine Update

DE WIND

# DeWind History

- Since 1996, 570 turbines have been installed, principally in Europe
- 1.25 megawatt D6 model, 246 turbines installed representing nearly 11 million operating hours
- 2 megawatt D8 model, with 50 turbines installed, representing 2 million hours of superior performance
- Current 2 megawatt D8.2 prototype operational in Germany (certification testing completed - formal report expected in March)



1.25 MW - D6



2.0 MW - D8



2.0 MW - D8.2

DE WIND

# Wind Strategy

- Acquired DeWind in July 2006
- Monetize existing inventory to provide cash for initiatives (July 2006 to present)
- Build and certify D8.2 Prototype with WinDrive (July 2006 – March 2007)
- Establish volume manufacturing capability with TECO Westinghouse (November 2006)
- Supply chain build out worldwide (2007)
- Sales of D6 and D8 models in Europe and ROW, including license partners (ongoing)
- Sales of D8.2 models to US wind farms (January 2007 and beyond)
- Develop and build next generation turbine and expand product family (2007 and beyond)

July 2006

March 2007

July 2009

# Turbine Production

## Production Strategy

- Established TECO Westinghouse strategic relationship, a multi-billion dollar world-class manufacturing operation, for the Americas
- First automated assembly line in the wind industry – automotive assembly line concept
- Partnerships with technologically superior component suppliers to assure availability of key components
- Currently installing all crucial disciplines and manufacturing controls
- Strong engineering team will meet the demands of customers, partners and development needs
- Will establish same approach in Europe as sales dictate – prototype build capability now






DE WIND
Turbine Orders
Post Acquisition Orders:
$9.0M to China for Turbines/Parts
$15M to Czech for 9 Turbines
$14.8M Total 2006
$9.7M
Post-Acquisition
$5.1M
Pre-Acquisition
2006
Actual Revenues
Targeted D8.2 Production
$35.0M
2007 Order Backlog
$30.0M
2007
Targeted Production
Based on calendar year

# Turbine cash model



Model assuming 15 D8.2 turbines shipped 2007 and subsequent estimated 10-fold increase for 2008 with initial payments
Initial 2007 net of supplier advances
2008 notice to proceed
2007 parts delivery
2007 turbine deliveries
Mar-07
Apr-07
May-07
Jun-07
Jul-07
Aug-07
Sep-07
Oct-07
Nov-07
Dec-07

Cumulative sum of customer advances net of payments to suppliers

DE WIND

# Turbine margins

- Under US GAAP "legacy" turbines (i.e. owned at acquisition) are required to be booked at "fair market" value, which equals cost ($15M). Therefore these sales show no profit but generate cash.

- Margins for post-acquisition sales of new-build D6 and D8 turbines ($15M to date) and D8.2 turbines (contracts under negotiation) are modeled but may vary due to on-going negotiations with the supply chain and volume impact.

# D8.2 Prototype Installed and Operational at Cuxhaven, Germany




DEWIND

## DE WIND Deploying Innovative Technology

- D8.2 - First turbine to use optimized adaptive Voith WinDrive® – providing constant speed output for synchronous power generation
- Meets customer desire for direct high voltage output to the grid (eliminates power conversion electronics)
- Exclusive relationship with Voith AG, which has over 55 years of experience with adaptive drive technology
- Voith AG has made an important investment to support their wind technology – development and manufacturing
- Key technology for next generation turbines

COMPOSITE TECHNOLOGY CORPORATION

# Events on the 2007 Agenda

- Appointment of additional outside Directors
- Addition of key management
- New market penetration for products from both Cable and DeWind – through trade shows, industry conferences and agent representatives
- Increased public and investor awareness – through road shows, conferences and media coverage
- Contemplated name change – CTC Energy Inc.
- Required trading symbol change (effective with name change)

# Proposed new CTC logos

CTC ENERGY

CTC CABLE

DE WIND

COMPOSITE TECHNOLOGY CORPORATION

CTC ENERGY

# THANK YOU FOR YOUR SUPPORT


ISO 9001:2000
CERTIFIED
CABLE CORPORATION

COMPOSITE TECHNOLOGY CORPORATION

CTC ENERGY

# Annual Shareholder Meeting
# March 6, 2007
# Irvine, California, U.S.A.


DEWIND
Next Generation Turbines


Energy Efficient Conductors